UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 31, 2016 (May 31, 2016)

NORFOLK SOUTHERN CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Commercial Place Norfolk, Virginia 23510-9241	(757) 629-2680
(Address of principal executive offices)	(Registrant’s telephone number, including area code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Entry into a Material Definitive Agreement

This Current Report on Form 8-K (this “Report”) is filed for the purpose of incorporating the contents of this Report in the Registration Statement on Form S-3 (No. 333-202023) (the “Registration Statement”) and filing the attached Exhibit No. 12.1 as an exhibit to the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed as part of this Report:

Exhibit No.	Description

12.1	Computation of Ratio of Earnings to Fixed Charges for the three-month period ended March 31, 2016 and each of the five fiscal years in the five-year period ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

By:	/s/ Denise W. Hutson
	Name:	Denise W. Hutson
	Title:	Corporate Secretary

Date: May 31, 2016

EXHIBIT INDEX

Exhibit No.	Description

12.1	Computation of Ratio of Earnings to Fixed Charges for the three-month period ended March 31, 2016 and each of the five fiscal years in the five-year period ended December 31, 2015.